ADVISORS DISCIPLINED TRUST 1774

                          SUPPLEMENT TO THE PROSPECTUS


     Zeltiq Aesthetics, Inc. (NASDAQ: ZLTQ) has been acquired by Allergan plc (NYSE: AGN) in a cash acquisition. Accordingly, notwithstanding anything to the contrary in the prospectus, the portfolio for Health Care Opportunities Portfolio no longer includes shares of Zeltiq Aesthetics, Inc.


     Supplement Dated:  April 28, 2017











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